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                                                                      Exhibit 21

                    SUBSIDIARIES OF ATMOS ENERGY CORPORATION



                                                                        State of               Percent of
                Name                                                  Incorporation             Ownership
                ----                                                  -------------             ---------
ATMOS ENERGY HOLDINGS, INC.                                              Delaware                 100%

MISSISSIPPI ENERGIES, INC.                                             Mississippi                100%

MISSISSIPPI WASTEWATER, INC.                                           Mississippi                100%

MISSISSIPPI WATER, INC.                                                Mississippi                100%

ATMOS ENERGY SERVICES, LLC                                               Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

EGASCO, LLC                                                               Texas                   100%
(a limited liability company) (wholly-owned by Atmos Energy
Holdings, Inc.)

ENERGAS ENERGY SERVICES TRUST                                          Pennsylvania               100%
(a business trust)
(wholly-owned by Atmos Energy
Services, LLC)

UNITED CITIES PROPANE GAS, INC.                                         Tennessee                 100%
(a wholly-owned subsidiary of Atmos Energy Holdings, Inc.)

ENERMART ENERGY SERVICES TRUST (a business trust)                      Pennsylvania               100%
(wholly-owned by Atmos Energy Holdings, Inc.)

ATMOS ENERGY MARKETING, LLC                                              Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)

ATMOS POWER SYSTEMS, INC.                                                Georgia                  100%
(a wholly-owned subsidiary of Atmos Energy Holdings, Inc.)

ATMOS PIPELINE AND STORAGE, LLC                                          Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Holdings, Inc.)



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

                                                                        State of               Percent of
                Name                                                  Incorporation             Ownership
                ----                                                  -------------             ---------
UCG STORAGE, INC.                                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

WKG STORAGE, INC.                                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

ATMOS EXPLORATION AND PRODUCTION, INC.                                   Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

TRANS LOUISIANA INDUSTRIAL GAS COMPANY, INC.                             Delaware                 100%
(wholly-owned by Atmos Energy Marketing, LLC)

WOODWARD MARKETING, LLC                                                  Delaware                 100%
(a limited liability company)
(wholly-owned by Atmos Energy Marketing, LLC)

SOUTHERN RESOURCES, INC.                                                 Kentucky                 100%
(wholly-owned by Woodward Marketing, LLC)

TRANS LOUISIANA GAS PIPELINE, INC.                                      Louisiana                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)

TRANS LOUISIANA GAS STORAGE, INC.                                        Delaware                 100%
(wholly-owned by Atmos Pipeline and Storage, LLC)


Effective October 1, 2003, Southern Resources, Inc. was merged with and into Woodward Marketing, L.L.C., Trans Louisiana Industrial Gas Company, Inc. was merged with and into Atmos Energy Marketing, LLC, Atmos Energy Marketing, LLC was merged with and into Woodward Marketing, L.L.C., and Woodward Marketing, L.L.C. was renamed Atmos Energy Marketing, LLC. Also, after its sale to a third party effective October 1, 2003, Mississippi Wastewater, Inc. is no longer a subsidiary of the Company.